UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

o Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Swift Energy Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

SWIFT ENERGY COMPANY

To Be Held On:
May 12, 2009 at 4:00 p.m.

The Hilton Houston North, 12400 Greenspoint Drive, Houston, Texas

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one.  There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request as instructed below before 4/22/09.

Please visit http://materials.proxyvote.come/870738, where the following materials are available for view:
• Notice of Annual Meeting of Stockholders and Proxy Statement • Annual Report to Shareholders
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE:  To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions.  You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
                                -OR-
IN PERSON:  You may vote your shares in person by attending the Annual Meeting.
-OR-
TELEPHONE:  To vote by telephone, please visit  https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
-OR-
MAIL:  You may request a card by following the instructions above.

Proposal 1. Election of Directors: Class I Nominees (Term to expire 2012)	PROPOSAL 2: Approval to amend the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan.
NOMINEES:
Clyde W. Smith, Jr.
Terry E. Swift	PROPOSAL 3: Ratification of selection of Ernst & Young LLP as Swift Energy Company’s independent auditor for the fiscal year ending December 31, 2009.
Charles J. Swindells

Please note that you cannot use this notice to vote by mail.

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
Swift Energy Company	Meeting Type: Annual Meeting For holders as of: March 20, 2009 Date: May 12, 2009 Time: 4:00 PM CDT
	Location:	Hilton Houston North 12400 Greenspoint Drive Houston Texas

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1.  Notice and Proxy Statement      2.  Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before April 22, 2009 to facilitate timely delivery.

- How to Vote -
Please Choose One of the Following Voting Methods

Vote in Person:  If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”  To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Directors recommends that you vote “For” the following:
1	Election of Directors
Nominees
01	Clyde W. Smith, Jr.	02 Terry E. Swift	03 Charles J. Swindells

The Board of Directors recommends you vote FOR the following proposal(s).
2	To amend the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan (the “2005 Plan”)
3	To ratify the selection of Ernst & Young LLP as Swift Energy’s independent auditor for the fiscal year ending December 31, 2009
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.